Exhibit 10.52

Lock-Up Agreement

___, 20261

Re:	Securities Purchase Agreement, dated as of September 17, 2026 (the “Purchase Agreement”), by and among EigenQ Holdings, Inc. (the “Company” or “PubCo”) and each of the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 4(s) of the Purchase Agreement, which requires the Company to cause the restrictions set forth herein to be set forth in a lock-up agreement, in form and substance satisfactory to the Required Holder, duly executed and delivered to the Lead Buyer at or prior to the Business Combination Closing, the undersigned, Tikdema Trust 2025 (the “Trust”), irrevocably agrees with the Company, PubCo and the Lead Buyer that, from the Business Combination Closing until the date on which no Notes remain outstanding (such period, the “Restriction Period”), the undersigned will not sell, contract to sell or transfer (each, a “Sale”), any Trust Shares (as defined below), other than (x) sales of Trust Shares made in compliance with the following restrictions (each, a “Permitted Sale”) or (y) a Permitted Transfer (as defined below):

(a) Sales of up to ninety-five percent (95%) of the Trust Shares may be made at a price per share equal to or greater than one hundred thirty percent (130%) of the Conversion Price (as defined in the Notes) in effect at the time of the consummation of the applicable Sale;

(b) the remaining five percent (5%) of the Trust Shares may be sold at any time at a price per share equal to or greater than $5.00; and

(c) notwithstanding (a) and (b) above, no Trust Shares may be sold at any time during which (1) an Event of Default (as defined in the Notes) has occurred and is continuing (determined under the Notes after giving effect to each applicable notice, grace and cure requirement, except that no grace or cure period shall apply to any failure to timely deliver freely tradeable shares of Common Stock upon conversion of the Notes or exercise of the Warrants), it being understood that this clause (c)(1) shall cease to apply with respect to any such Event of Default upon the cure or waiver thereof in accordance with the Notes, or (2) there is not an effective Registration Statement (as defined in the Registration Rights Agreement) covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) required to be registered thereunder, or the prospectus contained in any such Registration Statement is not available for use for the resale of such Registrable Securities (including during any Grace Period (as defined in the Registration Rights Agreement)).

For purposes of this Letter Agreement, any Sale that is permitted under both (a) and (b) above shall be deemed to have been a Permitted Sale under (a), unless the ninety-five (95%) percent maximum has been fulfilled, in which case the Sale shall be deemed to be a Permitted Sale under (b) above. The allowance under clause (b) may be used independently of any prior use or exhaustion of the allowance under clause (a), subject in each case to clause (c). Permitted Transfers that are not sales for value, including permitted pledges, shall neither consume nor replenish either allowance.

For purposes of this Letter Agreement, any short sale of Common Stock, or any swap, hedge or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of Trust Shares, by or on behalf of the undersigned shall be deemed a Sale of the number of Trust Shares underlying such transaction, and may be entered into only if such Sale would, at the time entered into, constitute a Permitted Sale. Creation and maintenance of a pledge permitted under clause (B), and receipt of the secured loan proceeds, shall not constitute such a Sale. Entry into and consummation of the same transaction shall not be counted twice against the applicable allowance.

1 Note to Draft: To be executed at Business Combination Closing.

Notwithstanding the foregoing, (A) the undersigned may transfer Trust Shares, other than by way of sale, to (i) any beneficiary of the undersigned, (ii) any successor trustee of the undersigned, or (iii) any trust, partnership, limited liability company or other entity controlled by, or established solely for the benefit of, the undersigned or any beneficiary of the undersigned, (B) the undersigned may pledge Trust Shares to a bona fide lender as collateral for a bona fide loan (other than any margin loan or any other loan made for the purpose of purchasing or carrying securities) and (C) the substitution, removal, resignation, or appointment of any trustee of a trust holding Trust Shares (including any successor or co-trustee), shall be permitted (each, a “Permitted Transfer”); provided that (x) prior to and as a condition of such transfer, the transferee (or the replacement trustee or the pledgee, as applicable) executes and delivers to the Company, PubCo and the Lead Buyer a joinder to this Letter Agreement, in the form attached hereto as Exhibit A, pursuant to which such transferee agrees to be bound by the terms hereof as if it were the undersigned, and (y) the Trust Shares so transferred shall continue to constitute Trust Shares for all purposes of this Letter Agreement, and the percentages set forth in clauses (a) and (b) above shall apply to the undersigned and all such transferees in the aggregate. Any foreclosure upon, or sale or other disposition of, any Trust Shares pledged pursuant to clause (B) above, by or on behalf of the pledgee or any other Person, shall be subject to clauses (a) through (c) above and shall be made only in compliance with this Letter Agreement and the undersigned shall cause the lender to execute the joinder attached hereto as Exhibit A.

For purposes of this Letter Agreement, “Trust Shares” means the shares of common stock of PubCo, par value $0.0001 per share (the “Common Stock”) held of record or beneficially owned by the Trust immediately following the Business Combination Closing, any shares of Common Stock issued in the Business Combination in respect of equity interests held by the Trust at any time after the date of the Purchase Agreement, by whomever held, and any shares of Common Stock acquired by the Trust or any transferee in a Permitted Transfer during the Restriction Period (including any shares of Common Stock issued as earnout or other contingent consideration in connection with the Business Combination). Any Person (other than the Trust) holding any Trust Shares issued in respect of equity interests held by the Trust prior to the Business Combination Closing shall be treated as a transferee in a Permitted Transfer for all purposes of this Letter Agreement and shall execute and deliver a joinder in the form of Exhibit A at or prior to the Business Combination Closing. The percentages set forth in clauses (a) and (b) above shall be calculated based on the aggregate closing share number, increased by any such earnout or contingent-consideration shares actually issued, subject to the corporate-action adjustments below, without reducing that base for Sales. For purposes of clauses (a) and (b) above, the price per share of any sale shall be the gross sale price per share, before deduction of brokerage commissions and other selling expenses. All share prices and share numbers referenced herein shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the date of the Purchase Agreement. Any sale or other transfer of Trust Shares in violation of this Letter Agreement shall be null and void, and the undersigned consents to the entry of stop transfer instructions with the Company’s and PubCo’s transfer agent against the transfer of Trust Shares except in compliance with this Letter Agreement.

PubCo agrees that, during the Restriction Period, it shall (i) maintain stop transfer instructions with its transfer agent against the transfer of Trust Shares except in compliance with this Letter Agreement and (ii) not register, record or otherwise give effect to any sale or other transfer of Trust Shares that it knows to be in violation of this Letter Agreement. Each of the Company, PubCo and the undersigned acknowledges and agrees that this Letter Agreement constitutes a Transaction Document (as defined in the Purchase Agreement), and that a breach by the Company or PubCo of this paragraph shall constitute an Event of Default under Section 4(a)(xiv) of the Notes, subject to any cure provisions and other conditions set forth in the Notes. Upon actual transfer in a Permitted Sale, the shares transferred shall be released from restrictions imposed solely by this Letter Agreement, and PubCo shall promptly instruct its transfer agent accordingly; PubCo shall likewise promptly remove those restrictions upon termination.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Buyers to complete the transactions contemplated by the Purchase Agreement and that each of the Company and the Lead Buyer shall be entitled to specific performance and injunctive relief in respect of the undersigned’s obligations hereunder, without the necessity of posting a bond or other security. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement. The undersigned further represents and warrants that (i) as of the date hereof, the undersigned is the sole record and beneficial owner of [ ]2 shares of Common Stock, free and clear of all Liens (other than Liens arising under a pledge permitted under clause (B) above), (ii) other than this Letter Agreement and any pledge permitted under clause (B) above with respect to which the pledgee has executed and delivered a joinder in accordance with this Letter Agreement, the undersigned is not a party to any agreement, arrangement or understanding (including any option, pledge, margin loan or swap, hedge or other derivatives transaction) relating to the sale, transfer or encumbrance of any Trust Shares, and (iii) the trustee executing this Letter Agreement on behalf of the undersigned has full power and authority under the trust instrument governing the undersigned and applicable law to execute, deliver and perform this Letter Agreement on behalf of the undersigned, and all consents required in connection therewith have been obtained and remain in effect.

This Letter Agreement may not be amended, modified or waived in any respect without the written consent of each of the Company and the undersigned and the Lead Buyer. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York and the Borough of Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the undersigned at the address for notices to it set forth beneath its signature hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Buyer (other than the right of the Lead Buyer to enforce this Letter Agreement) and that no Buyer is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Trust Shares, and no transfer of Trust Shares to any successor or assign (other than in a Permitted Sale) shall be effective unless such successor or assign shall have first executed and delivered a joinder to this Letter Agreement as contemplated above. This Letter Agreement is intended for the benefit of the Company, PubCo, the Lead Buyer and their respective successors and permitted assigns, each of which may enforce any provision hereof, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

This Letter Agreement shall automatically terminate, and the undersigned will automatically be released from its obligations hereunder, upon the earlier to occur of (1) the date on which no Notes remain outstanding and (2) the termination of the Purchase Agreement in its entirety prior to the issuance of any Notes thereunder.

*** SIGNATURE PAGE FOLLOWS***

2 Note to Draft: To be determined at Business Combination Closing based on the exchange ratio.

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed and delivered by its duly authorized trustee as of the date first written above.

TIKDEMA TRUST 2025

By:
Name:	[●]
Title:	Trustee, not individually but solely as trustee of Tikdema Trust 2025

Address for notices: [●]

[Signature Page to Lock-Up Agreement – Tikdema Trust 2025]

Accepted and Agreed:

LEAD BUYER:

[ ]

By:
Name:
Title:

COMPANY:

EIGENQ HOLDINGS, INC.

By:
Name:	Dr. José R. Rosas-Bustos
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement – Tikdema Trust 2025]

Exhibit A

FORM OF JOINDER TO LOCK-UP AGREEMENT

[●], 20[●]

EigenQ Holdings, Inc.

[   ]

Re:	Joinder to Lock-Up Agreement

Ladies and Gentlemen:

Reference is made to the letter agreement, dated as of [__], 2026 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Letter Agreement”), executed and delivered by Tikdema Trust 2025 (the “Trust”) and accepted and agreed by EigenQ Holdings, Inc. (the “Company”) and EOT AC LLC, as Lead Buyer (the “Lead Buyer”), pursuant to Section 4(s) of the Purchase Agreement (as defined in the Letter Agreement). Capitalized terms used but not otherwise defined in this joinder (this “Joinder”) shall have the meanings set forth in the Letter Agreement or, if not defined therein, in the Purchase Agreement.

[Use for a transfer under clause (A) of the definition of Permitted Transfer:] The undersigned, [NAME OF TRANSFEREE] (the “Transferee”), proposes to acquire [●] Trust Shares (the “Transferred Shares”) from [the Trust][NAME OF TRANSFEROR] (the “Transferor”) in a Permitted Transfer pursuant to clause (A)[(i)][(ii)][(iii)] of the Letter Agreement.]

[Use for a transfer under clause (B) of the definition of Permitted Transfer:] The undersigned, [NAME OF TRANSFEREE] (the “Transferee”), proposes to accept a pledge of [●] Trust Shares (the “Transferred Shares”) from [the Trust][NAME OF TRANSFEROR] (the “Transferor”) as collateral for a bona fide loan made by the Transferee, as a bona fide lender, to [the Transferor][●], which loan is not a margin loan or any other loan made for the purpose of purchasing or carrying securities, in a Permitted Transfer pursuant to clause (B) of the Letter Agreement. The Transferee acknowledges and agrees that any foreclosure upon, or sale or other disposition of, any Transferred Shares by or on behalf of the Transferee shall be subject to clauses (a) through (c) of the Letter Agreement and shall be made only in compliance with the Letter Agreement and this Joinder.]

[Use for a trustee change under clause (C) of the definition of Permitted Transfer:] The undersigned, [NAME OF TRUSTEE] (the “Transferee”), proposes to be appointed as [successor trustee][co-trustee] of [the Trust][NAME OF TRUST] (the “Transferor”), which holds [●] Trust Shares (the “Transferred Shares”), in a Permitted Transfer pursuant to clause (C) of the Letter Agreement.]

The Letter Agreement provides that, prior to and as a condition of any Permitted Transfer, the transferee (or the replacement trustee or the pledgee, as applicable) must execute and deliver to the Company, PubCo and the Lead Buyer a joinder to the Letter Agreement in the form hereof. Accordingly, the Transferee hereby agrees as follows:

1. Joinder. Effective upon the execution and delivery of this Joinder to the Company, PubCo and the Lead Buyer, the Transferee hereby (a) joins and becomes a party to the Letter Agreement, (b) agrees to be bound by, and to comply with, all of the terms, conditions, restrictions and obligations of the Letter Agreement as if it were the undersigned thereunder, and (c) agrees that each reference to “the undersigned” in the Letter Agreement shall be deemed to include the Transferee with respect to the Transferred Shares; provided that the Transferee does not make any representation with respect to the Trust. [If the Transferee is a successor trustee or co-trustee: The Transferee executes and delivers this Joinder in its capacity as [successor trustee][co-trustee] of the Transferor and not individually, and agrees that the Transferor shall remain bound by the Letter Agreement following such appointment.]

2. Trust Shares; Aggregate Limitations. The Transferee acknowledges and agrees that:

(a)	the Transferred Shares shall continue to constitute Trust Shares for all purposes of the Letter Agreement and shall remain subject to the Letter Agreement for the remainder of the Restriction Period;

(b)	the percentages set forth in clauses (a) and (b) of the Letter Agreement apply to the Trust and all transferees of Trust Shares (including the Transferee) in the aggregate, such that any Sale of Trust Shares by the Trust or any such transferee shall count toward such aggregate limitations, and the provision of the Letter Agreement governing whether a Sale is deemed a Permitted Sale under clause (a) or clause (b) thereof shall be applied on an aggregate basis;

(c)	no Transferred Shares may be sold at any time during which any of the circumstances described in clause (c) of the Letter Agreement exists;

(d)	the Transferee shall not effect any Sale or other transfer of any Transferred Shares during the Restriction Period other than a Permitted Sale or a Permitted Transfer made in accordance with the Letter Agreement (including the delivery of a joinder in the form hereof by any further transferee); and

(e)	the Transferee shall, prior to effecting any Sale of Transferred Shares, provide to the Company, PubCo and the Lead Buyer such information regarding Sales of Trust Shares by the Transferee as the Company, PubCo or the Lead Buyer may reasonably request to confirm compliance with the aggregate limitations described in clause (b) above.

3. Acknowledgments. The Transferee acknowledges that (a) it has received and reviewed a copy of the Letter Agreement, (b) the Company and PubCo will maintain stop transfer instructions with their transfer agent against the transfer of Trust Shares (including the Transferred Shares) except in compliance with the Letter Agreement and will not register, record or otherwise give effect to any sale or other transfer of Trust Shares that either of them knows to be in violation of the Letter Agreement, and (c) each of the Company, PubCo and the Lead Buyer shall be entitled to specific performance and injunctive relief in respect of the Transferee’s obligations under this Joinder and the Letter Agreement, without the necessity of posting a bond or other security. Nothing in this Joinder shall release the Trust or any other holder of Trust Shares from any of its obligations under the Letter Agreement.

4. Incorporation by Reference. The provisions of the Letter Agreement relating to amendments, modifications and waivers, governing law, submission to jurisdiction, service of process, waiver of trial by jury, successors and assigns, third-party beneficiaries and termination are hereby incorporated into this Joinder, mutatis mutandis, as if set forth in full herein, and any reference therein to “the undersigned” (other than for purposes of consenting to amendments to the Letter Agreement) shall be deemed to include the Transferee. This Joinder shall terminate automatically upon the termination of the Letter Agreement in accordance with its terms.

5. Notices. The address of the Transferee for notices and for service of process under the Letter Agreement and this Joinder is set forth beneath its signature hereto.

6. Counterparts; Electronic Signatures. This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Signatures delivered by facsimile, .pdf or other electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000) shall be deemed original signatures for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Transferee has executed and delivered this Joinder as of the date first written above.

TRANSFEREE:

[NAME OF TRANSFEREE]

By:
Name:	[●]
Title:	[●][Trustee, not individually but solely as trustee of [●]]

Address for notices: [●]
Number of Transferred Shares: [●]

Acknowledged:

TRANSFEROR:

[TIKDEMA TRUST 2025][NAME OF TRANSFEROR]

By:
Name:	[●]
Title:	[Trustee, not individually but solely as trustee of Tikdema Trust 2025]

Receipt acknowledged:

LEAD BUYER:

EOT AC LLC

By:
Name: [●]
Title: [●]

COMPANY:

EIGENQ HOLDINGS, INC.

By:
Name: [●]
Title: [●]